INVESTOR PRESENTATION TRISTATE CAPITAL HOLDINGS, INC. ( N asdaq : TSC) Subordinated Notes Offering

IMPORTANT INFORMATION Disclosure Regarding Offerings TriState Capital Holdings, Inc. (the “Company”) has engaged Stephens Inc. and Raymond James & Associates, Inc. (the “Underwriters”) to assist the Company in exploring a potential sale of subordinated notes (the “Securities”). The Securities will be issued and sold pursuant to effective shelf registration statements on Form S - 3 (File Nos. 333 - 235713 and 333 - 222074) previously filed with the Securities and Exchange Commission (the “SEC”). This presentation shall not constitute an offer to sell or the solicitation of an offer to buy the Securities , nor shall there be any sale of the Securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful. This offering may only be made by means of a prospectus supplement and related base prospectus under each registration statement. Neither the SEC nor any othe r regulatory body has approved or disapproved of the Securities or passed upon the accuracy or adequacy of this presentation. The Securities are not deposits and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency . I nterested parties should conduct their own investigation in accordance with the procedures established by the Company and the Underwriter and consult with their financial, legal and tax advisors before determining whether to invest in the Securities. Neither the Underwriter, the Company or any of their representatives have made or make any representation or warranty as to the accuracy or completeness of this presentation. Except as otherwise indicated, this presentation speaks as of the date hereof . The Company has filed a preliminary prospectus (which is subject to completion) with the SEC for the offering of the Securities. Before you invest in the Securities, you should read the preliminary prospectus supplement, the final prospectus supplement (when available ), including in each case the base prospectuses and the other documents that the Company has filed with the SEC that are incorporated by reference into the preliminary prospectus supplement, the final prospectus supplement and the accompanying base prospectuses for more complete information about the Company and the offering of the Securities. You may obtain these documents for free by visiting the SEC website at www.sec.gov. Alternatively, you may request copies of the prospectus and preliminary prospectus supplement by calling toll - free 1 - 800 - 643 - 9691. 2 INVESTOR PRESENTATION

IMPORTANT INFORMATION (CONT’D) Forward - Looking Statements This presentation contains certain forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. F orward - looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, and beliefs or assumptions made by management, many of which, by their nature, are inherently uncertain. Although we believe that the expectations reflected in these forward - looking statements are reasonable as of the date made, actual results may prove to be materially different. Accordingly, we caution you that any such forward - looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that change over time and are difficult to predict, and you should not place any undue reliance on any such forward - looking statements. For a discussion of the factors , risks and uncertainties that could cause our actual results to differ materially from estimates and projections contained in forward - looking statements, please read the “Risk Factors” in the prospectus supplement and in our filings with the SEC that are incorporated by reference therein. In addition, if one or more events related to these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may differ materially from what we antici pat e. 3 INVESTOR PRESENTATION Non - GAAP Financial Measures In addition to financial measures presented in accordance with generally accepted accounting principles in the United States of America (“GAAP”), this presentation contains certain non - GAAP financial measures. The specific non - GAAP financial measures used are tangible assets, tangible common equity, tangible common equity to tangible assets, tangible book value per common share, total revenu e, bank efficiency ratio and EBITDA. The presentation of this non - GAAP financial information is not intended to be considered in isolati on or as a substitute for any measure prepared in accordance with GAAP. Investors should note that, because there are no standardized definitions for these calculations, our non - GAAP financial measures may not be comparable to similarly - titled measures presented by other companies. Also, there may be limits in the usefulness of these measures to investors. As a result, we encourage reader s t o consider our consolidated financial statements in their entirety and not to rely on any single financial measure. Reconciliations of these non - GAAP financial measures to the most directly comparable GAAP financial measures are included in the Appendix to this presentation. All information as of and for the quarter ended March 31, 2020, and all other quarterly and trailing twelve month (TTM) infor mat ion, is unaudited.

TERMS OF PROPOSED OFFERING INVESTOR PRESENTATION 4 Issuer TriState Capital Holdings, Inc. (Nasdaq: TSC) Security Offered Holding Company Subordinated Debt Offering Type SEC Registered Kroll Rating BBB Structure Fixed - to - Floating Rate (Fixed for 5 Years) Maturity 10 Years Call Feature Callable after 5 Years Covenants Consistent with Regulatory Requirements for Tier 2 Capital Use of Proceeds Repay certain outstanding indebtedness and the remainder for other general corporate purposes Book Running Managers Stephens Inc. Raymond James & Associates, Inc.

LEADERSHIP TEAM



Jim F. Getz

Chairman, President & CEO

- Founded TriState Capital Holdings, Inc. in 2007
- Prior to founding TriState Capital, Mr. Getz was the founder of Federated Bank and Trust (est. 1985), and later served as president of Federated Securities Corp.
- Mr. Getz's tenure at Federated was preceded by two senior positions at two other Pennsylvania banks: Girard Bank from 1973-1982 and First Pennsylvania Bank from 1982-1985



Brian S. Fetterolf

President and CEO of TriState Capital Bank

- Joined TriState Capital in 2009
- CEO of TriState Capital Bank since July 2017 and President since July 2015
- Prior to TriState, he served as a Senior VP in the Special Situations Advisory Group of Macquarie Capital Advisors



David J. Demas

CFO

- CFO of TriState Capital Holdings, Inc. since January 2018
- Served as EVP of Finance from August 2017-January 2018
- Previously served as senior Partner of Deloitte & Touche, LLP where he spent 25 years of his career



Tim J. Riddle, CFA

Executive Officer and CEO of Chartwell

- Founding member of Chartwell Investment Partners, LLC (1997)
- 37 years of industry experience
- Previously served as Senior Vice President at Delaware Investment Advisers from 1986 – 1997 where he directed the institutional client service effort

5 INVESTOR PRESENTATION

Sophistication of a super regional financial firm with the high touch of a boutique firm INVESTOR PRESENTATION Private Banking Investment Management Commercial Banking Organic growth Low capital requirements Self - funding liquidity management NATIONAL NATIONAL PA, NY, NJ & OH Organic & acquisitive growth Low capital requirements Organic growth Traditional capital requirements Relationship - driven liquidity and treasury management funding 6 THREE DIFFERENTIATED BUSINESSES

TRISTATE CAPITAL

KEY CREDIT INVESTOR HIGHLIGHTS

Diversified Revenue Streams	✓ 27.5% of revenue from noninterest income ✓ Chartwell, a separate subsidiary of TSC with $8.3B in AUM, generated EBITDA[1] of $1.2M, or $4.9M annualized, in 1Q 2020
Differentiated Lending Platform	✓ 56% of total loans consist of private banking loans backed by marketable securities with a median LTV of less than 36% as of 3/31/20 ✓ Never experienced a credit loss in the private banking portfolio backed by marketable securities
Pristine Credit Quality	✓ 0.0% NPLs / total loans as of 3/31/20 ✓ (0.01%) net charge offs (recoveries) / average total loans in 1Q 2020
Efficient and Scalable Operating Model	✓ Branchless banking model requires significantly less infrastructure (51.86% bank efficiency ratio[1]) and offers the ability to grow without the costs and investments in traditional brick-and-mortar branches ✓ ~$687k quarterly revenue / FTE annualized (More than 2x peer median[2])
Proven Leadership Team	✓ Leadership team consists of experienced and tenured veterans ✓ Insider ownership in excess of 8%[3], with management increasing ownership by more than 167,000 shares in 1Q 2020

Note: Above figures as of or for the quarter ended March 31, 2020, unless otherwise noted.
[1] EBITDA and bank efficiency ratio are non-GAAP measures; please see reconciliations in the Appendix on pg. 36-38.
[2] Peer data for the three months ended March 31, 2020 for bank holding companies with $5B-$10B in assets. Analysis of net interest income plus non-interest income, annualized, divided by period-end FTE employees based on data from S&P Global Market Intelligence.
[3] Per S&P Global Market Intelligence as of April 22, 2020.

7 INVESTOR PRESENTATION

FIRST QUARTER 2020 HIGHLIGHTS

1Q 2020 was highlighted by strong financial results, favorable balance sheet trends and continued exceptional asset quality

Record Revenue, Net Interest Income, and Efficiency	• Record top-line revenue[1] of $48.2 million, up 11.0% year-over-year • Record net interest income of $34.9 million • Record low noninterest expense / average assets of 1.47%[2], supporting a bank efficiency ratio of 51.86%[3] • Liability and asset pricing management supported a stable NIM of 1.84% (flat from 4Q 2019) • Net income attributed to common and diluted EPS of $10.9 million and $0.38, respectively • ROACE of 8.59%[4]
Favorable Balance Sheet and Asset Quality Trends	• Record level of liquidity included $1.0 billion in cash and equivalents, as well as $606.7 million in securities, as of 3/31/20 • Continued execution of growth in high quality, private banking loans • Private banking loans grew $220.2 million, or ~24% linked-quarter annualized • 0.00% NPLs / total loans as of 3/31/20 and 0.01% net recoveries during the quarter • Adverse-rated credits represent only 0.50% of total loans as of 3/31/20, down from 0.53% at 12/31/19, and 0.55% at 3/31/19
Strong Chartwell / Fee Income	• Despite unfavorable market conditions, Chartwell generated $57.0 million of positive net inflows during the quarter • Chartwell new business pipeline remains robust with > $200 million in new commitments from institutional investors (through mid-April) • Continued high levels of fee income, with 27.5% noninterest income / total revenue in 1Q 2020

(1) Based on fully tax-equivalent total revenue, excluding net gains on sale of debt securities.
(2) Reflects annualized noninterest expense for the three months ended March 31, 2020.
(3) Bank efficiency ratio is a non-GAAP measure; please see reconciliations in the Appendix on pg. 36-38.
(4) Net income available to common shareholders divided by average common equity.

8 INVESTOR PRESENTATION

Private Banking Other Loans HFI “At - Risk” Industries LIMITED EXPOSURE TO “AT - RISK” INDUSTRIES In February, we began client outreach efforts to understand the impact of the COVID - 19 situation, and organized a credit strategy committee comprised of leaders from credit, legal, finance, operations and compliance Through April 15, we have developed deferral arrangements on fewer than 100 loans, totaling ~$378 million and representing less than 6% of total loans outstanding As of 3/31/20, our portfolio consists of 7.1% loans to industries we believe are most at - risk to COVID - 19 disruptions, while 55% of our portfolio carries a 0% risk - weighting 9 INVESTOR PRESENTATION Loan Portfolio as of March 31, 2020 7.1% 36.6% 56.3% Balance Percentage of ($M) Total Loans Retail 317$ 4.6% Transportation 48 0.7% Hotels 44 0.6% Senior Housing / Healthcare-Related RE 43 0.6% Energy 25 0.4% Restaurants 18 0.3% Total "At-Risk" Loans 495$ 7.1% "At-Risk" Industries (as of March 31, 2020)

STRONG FOUNDATION FOR FUTURE (Dollars in Thousands) 3/31/2020 3/31/2013 % Change since IPO Assets $ 8,990,061 $ 2,074,287 333 % Total revenue (TTM) $ 184,191 $ 63,548 190 % Net interest income (TTM) $ 131,607 $ 58,487 125 % Non - interest income (TTM) $ 52,584 $ 5,061 939 % Income before tax (TTM) $ 67,61 3 $ 17,629 284 % EPS (2) (TTM) $ 1.79 $ 0.48 273 % Growth since 2013 IPO illustrates the strength and effectiveness of strategy Among Fortune’s 100 Fastest - Growing Companies (1) The September 2019 issue of Fortune reported that it ranks the 100 Fastest - Growing Companies listed on major U.S. stock exchange s by "revenue growth rate, EPS growth rate, and total return for the period ended June 29, 2019 on a three - year annualized. (To compute the revenue and EPS growth rates, Fortune uses a trailing - four - quart ers log linear least square regression fit.)." (2) Fully diluted earnings per share . Ranked by Fortune (1) in 2019 for 3 rd consecutive year based on: • 33% growth in EPS • 29% growth in revenue • 16% total return on a three - year annualized basis 10 INVESTOR PRESENTATION

OPERATING LEVERAGE Driven by revenue growth, exceptional client focus, scalable model and prudent management, which enables sophisticated client experience, agility and efficiency 5 1.86 % YTD bank efficiency ratio (1) compared to 56.30% in prior year period Unique branchless model 2 82 FTEs Highly experienced and high - performing team (1) Bank efficiency ratio is a non - GAAP measure; please see reconciliations in the Appendix on pg. 36 - 38. (2) Peer data for the three months ended March 31, 2020 for bank holding companies with $5B - $10B in assets. Analysis of net interest income plus non - interest income, annualized, divided by period - end FTE employees based on data from S&P Global Market Intelligence. 11 INVESTOR PRESENTATION Annualized (2)

PRIVATE BANKING Part of TSC's integrated advisor solutions strategy which includes treasury management, premium cash management and niche investment products Demand loans over - collateralized by marketable securities are monitored utilizing the bank’s proprietary technology • No loss history Favorable regulatory capital treatment given reduced risk weighting enhances capital efficiency Marketable securities collateral consist of liquid and primarily well - diversified portfolios 12 INVESTOR PRESENTATION % of Total Loans 47.3% 51.0% 54.1% 55.9% 56.2% 56.3%

PRIVATE BANKING THE OPPORTUNITY TSC's fastest growing category of lending aimed at assisting financial advisors of all types provide enhanced value to their clients Leading and trusted partner offering unique and essential products, services and technology to help advisors create holistic experiences and enhanced value proposition for their clients Deep relationships with 219 broker - dealers, regional securities firms, RIAs, family offices and trust companies that do not offer banking services themselves These platforms enhance TSC's network of 6 0,000 + independent financial advisors, trust officers and family office executives seeking to add value for their clients High net worth individuals, trusts and businesses Loans to HNW individuals used for any purpose (except to purchase securities) Median LTV of these outstanding loans <36% 13 INVESTOR PRESENTATION

14 GROWING REFERRAL NETWORK TriState Capital private banking loans and other holistic solutions prove attractive to the fast - growing numbers of financial advisors moving from wire houses to independent platforms INVESTOR PRESENTATION Channels feeding into TSC's referral network continue to grow * Based on data from InvestmentNews article published January 31, 2020, available at: https://www.investmentnews.com/financial - advisers - bolt - from - wall - street - 2019 - 187535. Excludes insurance broker - dealers.

MIDDLE - MARKET COMMERCIAL LENDING Four - state Mid - Atlantic footprint organic commercial loan growth YOY * 2 9% 15 INVESTOR PRESENTATION * As of March 31, 2020 .

MIDDLE - MARKET COMMERCIAL BANKING In - market relationships diversified across industries, property type and geographies Highly experienced in - market regional presidents and relationship managers, with 21+ years average experience, source and serve local clients through our Mid - Atlantic representative offices 16 INVESTOR PRESENTATION * Numbers as of March 31, 2020. C&I LOANS $1.19B * CRE LOANS $ 1.85B * COMMERCIAL LOANS BY REGION $ 3.04B *

17 NPLs / T otal L oans * 0.0% SUPERIOR CREDIT QUALITY Drives consistently low annual credit costs INVESTOR PRESENTATION * As of March 31, 2020.

World class financial institutions and national deposit team Enhanced capabilities to serve family offices and ultra high net worth clients in 2018 of deposits are fixed - rate CDs * 19 % ORGANIC DEPOSIT GROWTH * As of March 31, 2020. (1) 1 - Month London Interbank Offered Rate (LIBOR), based on U.S. Dollar, Percent. Daily, Not Seasonally Adjusted . 18 INVESTOR PRESENTATION Annualized (1)

TREASURY MANAGEMENT A STRATEGIC PRIORITY Investments in best - in - class technology and talent beginning in 2016 are paying off for our clients and our business Treasury management deposits are up approximately 40 % since 3/31/19 13 dedicated professionals across regional footprint More than 400 clients and growing, including deposit - only clients with essential need for treasury management services 19 INVESTOR PRESENTATION

TREASURY MANAGEMENT DEPOSITS Sophisticated and high touch service combined with transparent fee structures driving growth with existing clients and rapid expansion of new clients 20 INVESTOR PRESENTATION BALANCES OF $ 1.11B * < 1% * As of March 31, 2020.

CHARTWELL Investment management fees provide significant income diversification Generating approximately 19% of total revenue and 67% of noninterest income (1) Leveraging TSC's distribution network and expertise to grow Chartwell Investment Partners' AUM Enhancing institutional inflows while maintaining strong retail momentum • Retail up to 22% in MRQ (2) from 8% when Chartwell was acquired in 2014 21 INVESTOR PRESENTATION (1) TTM data. Revenue , which is not calculated in accordance with GAAP, is a financial measure that TriState Capital has consistently utilized to provide a greater understanding of its significant fee - generating businesses . Please see the reconciliations in the appendix on pg. 36 - 38. (2) As of March 31, 2020 . $8.32B AUM (2)

CHARTWELL Offers strategies not easily replicated by passive products Growth driven by superior investment performance strategies outperforming respective benchmarks for 1, 3 and 5 years 6 22 INVESTOR PRESENTATION AUM BY INVESTMENT TEAM (1) Small Cap Value Mid Cap Value Smid Cap Value Dividend Value Covered Call Short Duration BB - Rated High Yield Fixed Income Large Cap Growth Small Cap Growth Berwyn Income Fund Short Duration High Grade Corporate Intermediate High Grade Fixed Income Core High Grade Fixed Income Core Plus Fixed Income High Yield Fixed Income (1) As of March 31, 2020 .

APPENDIX 23 INVESTOR PRESENTATION

TriState Capital

PRO FORMA CAPITALIZATION TABLE

(Dollars in Thousands)

As of 3/31/20	Actual	Pro Forma[1]	
Consolidated Level Capital:			
Common Equity	$498,301	$498,301	
Tangible Common Equity[2]	432,949	432,949	
Common Equity Tier 1	451,408	451,408	
Tier 1 Capital	567,487	567,487	
Total Risk-Based Capital	585,503	684,003	
Risk Weighted Assets	5,125,267	5,125,267	
Total Assets for Leverage Ratio	7,895,277	7,963,777	
Tangible Assets[2]	8,924,709	8,993,209	
Consolidated Capital Ratios:			
Tier 1 Leverage	7.2%	7.1%	
Common Equity Tier 1	8.8%	8.8%	
Tier 1 Capital	11.1%	11.1%	
Total Risk-Based Capital	11.4%	13.3%	
Tangible Common Equity / Tangible Assets[2]	4.9%	4.8%	
Bank-Level Regulatory Capital Ratios:			Well Capitalized[3]
Tier 1 Leverage	7.4%	8.2%	5.0%
Common Equity Tier 1	11.3%	12.7%	6.5%
Tier 1 Capital	11.3%	12.7%	8.0%
Total Risk-Based Capital	11.7%	13.0%	10.0%

[1] Assumes $100.0 million in gross subordinated note offering and variable underwriting costs of 1.50%. Assumes downstream of $68.5 million to TriState Capital Bank after underwriting discounts and the repayment of existing $30.0 million line of credit. Assumes a 0.0% risk-weighing on remaining net proceeds, for regulatory capital purposes.

[2] Tangible Common Equity, Tangible Assets and Tangible Common Equity / Tangible Assets are non-GAAP measures; please see reconciliations in the Appendix on pg. 36-38.

[3] To be well capitalized under Prompt Corrective Action provisions.

24 INVESTOR PRESENTATION

HISTORICAL INTEREST COVERAGE & DOUBLE LEVERAGE

(Dollars in Thousands)

	Annual			Quarterly		Pro Forma[1]
	2017	2018	2019	4Q 2019	1Q 2020	1Q 2020
Investment in Subsidiaries	$ 418,596	$ 506,002	$ 606,904	$ 606,904	$ 641,819	$ 710,319
Consolidated Equity	389,071	479,354	621,281	621,281	614,380	614,380
Double Leverage Ratio	107.6%	105.6%	97.7%	97.7%	104.5%	115.6%
Interest Coverage						
Total Deposit - Interest Expense	$ 37,485	$ 78,493	$ 125,592	$ 29,991	$ 27,244	$ 27,244
Existing Debt - Interest Expense	2,215	2,215	1,091	-	-	-
Other Borrowings - Interest Expense	3,242	5,674	8,707	2,417	2,036	2,036
Subordinated Debt Interest Attributable to $100M Offering	-	-	-	-	-	1,313
Savings from Repayment of Existing $30M Line of Credit	-	-	-	-	-	(299)[2]
Total Debt Interest Expense	**$ 5,457**	**$ 7,889**	**$ 9,798**	**$ 2,417**	**$ 2,036**	**$ 3,049**
Total Interest Expense	$ 42,942	$ 86,382	$ 135,390	$ 32,408	$ 29,280	$ 30,293
Pre-Tax Income	47,470	60,369	68,658	15,710	16,101	15,088
Pre Tax Income						
Interest Coverage (Excluding Deposit Interest Expense)	**9.7x**	**8.7x**	**8.0x**	**7.5x**	**8.9x**	**5.9x**
Interest Coverage (Including Deposit Interest Expense)	**2.1x**	**1.7x**	**1.5x**	**1.5x**	**1.5x**	**1.5x**

Source: S&P Global Market Intelligence.

[1] Pro forma 1Q 2020 interest expense reflects $100.0 million subordinated debt offering at 5.250% cost of debt, for illustrative purposes. Interest expense assumes debt was issued on January 1, 2020 for illustrative purposes. Assumes 100% of net offering proceeds are down-streamed to TriState Capital Bank, after full repayment of existing $30.0 million holding company line of credit.

[2] Decrease in interest attributable to repayment of $30.0 million line of credit, which bears interest at 1-Month LIBOR plus 3.00% (equal to 3.993% as of March 31, 2020).

25 INVESTOR PRESENTATION

KROLL RATINGS AS OF MAY 22, 2019

Entity	Type	Rating	Outlook	Action
TriState Capital Holdings, Inc.				
	Senior Unsecured Debt	BBB+	Stable	Reaffirmed
	Subordinated Debt	BBB	Stable	Reaffirmed
	Preferred Stock	BBB-	Stable	Reaffirmed
	Short-Term Debt	K2	Stable	Reaffirmed
TriState Capital Bank				
	Deposit	A-	Stable	Reaffirmed
	Senior Unsecured Debt	A-	Stable	Reaffirmed
	Short-Term Deposit	K2	Stable	Reaffirmed
	Short-Term Debt	K2	Stable	Reaffirmed

Source: Kroll Bond Rating Agency, dated May 22, 2019.

26 INVESTOR PRESENTATION

TRISTATE CAPITAL

KEY PERFORMANCE RATIOS

(Dollars in thousands)	As of and For the Three Months Ended March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	As of and For the Years Ended December 31, 2019	December 31, 2018
Performance ratios:							
Return on average assets [1]	0.65%	0.78%	0.94%	0.91%	0.97%	0.89%	1.04%
Return on average common equity [2]	8.59%	10.07%	11.82%	11.63%	12.50%	11.47%	12.57%
Net interest margin [3]	1.84%	1.84%	1.94%	2.03%	2.10%	1.97%	2.26%
Total revenue [4]	$ 48,181	$ 46,487	$ 46,353	$ 43,170	$ 43,413	$ 179,423	$ 161,391
Pre-tax, pre-provision net revenue [4]	$ 19,037	$ 16,368	$ 18,580	$ 15,585	$ 16,741	$ 67,274	$ 60,234
Bank efficiency ratio [4]	51.86%	56.03%	50.70%	55.16%	56.30%	54.49%	53.09%
Non-interest expense to average assets	1.47%	1.60%	1.59%	1.71%	1.77%	1.66%	1.93%
Asset quality:							
Non-performing loans	$ 184	$ 184	$ 184	$ 2,189	$ 7,329	$ 184	$ 2,237
Non-performing assets	$ 4,434	$ 4,434	$ 4,434	$ 5,213	$ 10,453	$ 4,434	$ 5,661
Other real estate owned	$ 4,250	$ 4,250	$ 4,250	$ 3,024	$ 3,124	$ 4,250	$ 3,424
Non-performing assets to total assets	0.05%	0.06%	0.06%	0.08%	0.16%	0.06%	0.09%
Non-performing loans to total loan	—%	—%	—%	0.04%	0.14%	—%	0.04%
Allowance for loan and lease losses to loans	0.25%	0.21%	0.22%	0.25%	0.28%	0.21%	0.26%
Allowance for loan and lease losses to non-performing loans	9,404.35%	7,667.39%	7,268.48%	640.29%	200.74%	7,667.39%	590.43%
Net charge-offs (recoveries)	$ (203)	$ (6)	$ 35	$ (16)	$ (1,881)	$ (1,868)	$ 1,004
Net charge-offs (recoveries) to average total loans	(0.01)%	—%	—%	—%	(0.15)%	(0.03)%	0.02%
Investment management segment:							
Assets under management	$ 8,323,000	$ 9,701,000	$ 9,615,000	$ 9,485,000	$ 9,732,000	$ 9,701,000	$ 9,189,000
EBITDA [4]	$ 1,217	$ 714	$ 932	$ 1,557	$ 2,621	$ 5,824	$ 6,900

[1] Net income divided by total average assets.
[2] Net income available to common shareholders divided by average common equity.
[3] Net interest margin is calculated on a fully taxable equivalent basis.
[4] Total revenue, pre-tax, pre-provision net revenue, bank efficiency ratio and EBITDA are non-GAAP measures; please see reconciliations in the Appendix on pg. 36-38.

27 INVESTOR PRESENTATION

TRISTATE CAPITAL

INCOME STATEMENT

(Dollars in thousands, except per share data)	For the Three Months Ended March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	For the Years Ended December 31, 2019	December 31, 2018
Income statement data:							
Interest income	$ 64,202	$ 65,474	$ 67,732	$ 66,339	$ 62,902	$ 262,447	$ 199,786
Interest expense	29,280	32,408	35,416	35,036	32,530	135,390	86,382
Net interest income	34,922	33,066	32,316	31,303	30,372	127,057	113,404
Provision (credit) for loan and lease losses	2,993	728	(607)	(712)	(377)	(968)	(205)
Net interest income after provision for loan and lease losses	31,929	32,338	32,923	32,015	30,749	128,025	113,609
Non-interest income:							
Investment management fees	7,638	8,862	8,902	9,254	9,424	36,442	37,647
Net gain (loss) on the sale and call of debt securities	57	70	206	112	28	416	(70)
Other non-interest income	5,621	4,559	5,135	2,613	3,617	15,924	10,340
Total non-interest income	13,316	13,491	14,243	11,979	13,069	52,782	47,917
Non-interest expense:							
Intangible amortization expense	502	503	502	502	502	2,009	1,968
Change in fair value of acquisition earn out	—	—	—	—	—	—	(218)
Other non-interest expense	28,642	29,616	27,271	27,083	26,170	110,140	99,407
Total non-interest expense	29,144	30,119	27,773	27,585	26,672	112,149	101,157
Income before tax	16,101	15,710	19,393	16,409	17,146	68,658	60,369
Income tax expense	3,206	1,106	3,059	1,718	2,582	8,465	5,945
Net income	$ 12,895	$ 14,604	$ 16,334	$ 14,691	$ 14,564	$ 60,193	$ 54,424
Preferred stock dividends	1,962	1,962	1,962	1,150	679	5,753	2,120
Net income available to common shareholders	$ 10,933	$ 12,642	$ 14,372	$ 13,541	$ 13,885	$ 54,440	$ 52,304
Earnings per common share:							
Basic	$ 0.39	$ 0.45	$ 0.52	$ 0.49	$ 0.50	$ 1.95	$ 1.90
Diluted	$ 0.38	$ 0.44	$ 0.50	$ 0.47	$ 0.48	$ 1.89	$ 1.81

28 INVESTOR PRESENTATION

29 As of March 31, December 31, September 30, June 30, March 31, (Dollars in thousands) 2020 2019 2019 2019 2019 Period - end balance sheet data: Cash and cash equivalents $ 1,010,128 $ 403,855 $ 383,948 $ 458,269 $ 243,911 Total investment securities 606,736 469,150 468,721 431,426 487,087 Loans and leases held - for - investment 6,958,149 6,577,559 6,016,680 5,664,934 5,336,725 Allowance for loan and lease losses (17,304) (14,108) (13,374) (14,016) (14,712) Loans and leases held - for - investment, net 6,940,845 6,563,451 6,003,306 5,650,918 5,322,013 Goodwill and other intangibles, net 65,352 65,854 66,357 66,859 67,361 Other assets 367,000 263,500 276,117 238,531 223,638 Total assets $ 8,990,061 $ 7,765,810 $ 7,198,449 $ 6,846,003 $ 6,344,010 Deposits $ 7,782,759 $ 6,634,613 $ 6,094,605 $ 5,786,983 $ 5,337,704 Borrowings, net 330,000 355,000 330,000 335,000 398,216 Other liabilities 262,922 154,916 169,337 135,039 111,533 Total liabilities 8,375,681 7,144,529 6,593,942 6,257,022 5,847,453 Preferred stock 116,079 116,079 116,064 116,142 38,468 Common shareholders' equity 498,301 505,202 488,443 472,839 458,089 Total shareholders' equity 614,380 621,281 604,507 588,981 496,557 Total liabilities and shareholders' equity $ 8,990,061 $ 7,765,810 $ 7,198,449 $ 6,846,003 $ 6,344,010 PERIOD - END BALANCE SHEET INVESTOR PRESENTATION

30 As of March 31, December 31, September 30, June 30, March 31, 2020 2019 2019 2019 2019 TSCH capital ratios: Tier 1 leverage ratio 7.19% 7.54% 7.91% 8.21% 7.13 % Common equity tier 1 risk - based capital ratio 8.81% 9.32% 9.58% 9.83% 9.98 % Tier 1 risk - based capital ratio 11.07% 11.75% 12.15% 12.56% 10.92 % Total risk - based capital ratio 11.42% 12.05% 12.40% 12.82% 11.26 % TSCB capital ratios: Tier 1 leverage ratio 7.36% 7.22% 7.20% 7.43% 7.29 % Common equity tier 1 risk - based capital ratio 11.34% 11.26% 11.07% 11.38% 11.18 % Tier 1 risk - based capital ratio 11.34% 11.26% 11.07% 11.38% 11.18 % Total risk - based capital ratio 11.69% 11.57% 11.38% 11.73% 11.57 % CAPITAL RATIOS INVESTOR PRESENTATION

31 (Dollars in thousands) As of March 31, December 31, September 30, June 30, March 31, Loan and Lease Composition 2020 2019 2019 2019 2019 Private banking $ 3,915,555 $ 3,695,402 $ 3,368,142 $ 3,188,668 $ 2,981,973 C&I 1,191,104 1,085,709 992,508 908,054 862,405 CRE 1,851,490 1,796,448 1,656,030 1,568,212 1,492,347 Loans and leases held - for - investment $ 6,958,149 $ 6,577,559 $ 6,016,680 $ 5,664,934 $ 5,336,725 Private banking 56.3% 56.2% 56.0% 56.3% 55.9 % C&I 17.1% 16.5% 16.5% 16.0% 16.1 % CRE 26.6% 27.3% 27.5% 27.7% 28.0 % Loans and leases held - for - investment 100.0% 100.0% 100.0% 100.0% 100.0 % LOAN COMPOSITION INVESTOR PRESENTATION

32 DEPOSIT COMPOSITION INVESTOR PRESENTATION (Dollars in thousands) As of March 31, December 31, September 30, June 30, March 31, Deposit Composition 2020 2019 2019 2019 2019 Noninterest - bearing checking accounts $ 362,075 $ 356,102 $ 312,285 $ 270,435 $ 292,188 Interest - bearing checking accounts 2,195,824 1,398,264 1,333,189 971,081 895,948 Money market deposit accounts 3,783,842 3,426,745 3,149,346 3,021,610 2,760,147 Certificates of deposit 1,441,018 1,453,502 1,299,785 1,523,857 1,389,421 Total deposits $ 7,782,759 $ 6,634,613 $ 6,094,605 $ 5,786,983 $ 5,337,704 Noninterest - bearing checking accounts 4.7% 5.4% 5.1% 4.7% 5.5 % Interest - bearing checking accounts 28.2% 21.1% 21.9% 16.8% 16.8 % Money market deposit accounts 48.6% 51.6% 51.7% 52.2% 51.7 % Certificates of deposit 18.5% 21.9% 21.3% 26.3% 26.0 % Total deposits 100.0% 100.0% 100.0% 100.0% 100.0%

AVERAGE BALANCE SHEET

TRISTATE CAPITAL

(Dollars in thousands)	March 31, 2020 Average Balance	March 31, 2020 Interest Income (1)/ Expense	March 31, 2020 Average Yield/ Rate	December 31, 2019 Average Balance	December 31, 2019 Interest Income (1)/ Expense	December 31, 2019 Average Yield/ Rate	March 31, 2019 Average Balance	March 31, 2019 Interest Income (1)/ Expense	March 31, 2019 Average Yield/ Rate
	Three Months Ended								
Assets									
Interest-earning deposits	$ 464,302	$ 1,363	1.18%	$ 404,169	$ 1,687	1.66%	$ 202,474	$ 1,256	2.52%
Federal funds sold	7,099	20	1.13%	6,994	25	1.42%	8,595	31	1.46%
Debt securities available-for-sale	281,870	2,044	2.92%	251,767	1,994	3.14%	236,235	1,986	3.41%
Debt securities held-to-maturity	201,754	1,488	2.97%	206,383	1,653	3.18%	211,833	2,018	3.86%
Debt securities trading	230	1	1.75%	—	—	—%	—	—	—%
Equity securities	—	—	—%	1,898	4	0.84%	12,755	72	2.29%
FHLB stock	20,179	398	7.93%	20,930	198	3.75%	20,498	305	6.03%
Total loans and leases	6,672,692	58,918	3.55%	6,248,106	59,936	3.81%	5,177,844	57,262	4.49%
Total interest-earning assets	7,648,126	64,232	3.38%	7,140,247	65,497	3.64%	5,870,234	62,930	4.35%
Other assets	312,447			326,013			242,553		
Total assets	$ 7,960,573			$ 7,466,260			$ 6,112,787		
Liabilities and Shareholders' Equity									
Interest-bearing deposits:									
Interest-bearing checking accounts	$ 1,473,614	5,214	1.42%	$ 1,446,394	$ 6,178	1.69%	$ 792,690	$ 4,542	2.32%
Money market deposit accounts	3,548,965	14,655	1.66%	3,123,162	15,727	2.00%	2,682,390	16,540	2.50%
Certificates of deposit	1,383,036	7,375	2.14%	1,358,319	8,086	2.36%	1,300,296	8,251	2.57%
Borrowings:									
FHLB borrowings	421,923	2,035	1.94%	465,489	2,417	2.06%	459,333	2,585	2.28%
Line of credit borrowings	1,484	1	0.27%	—	—	—%	4,139	58	5.68%
Subordinated notes payable, net	—	—	—%	—	—	—%	34,933	554	6.43%
Total interest-bearing liabilities	6,829,022	29,280	1.72%	6,393,364	32,408	2.01%	5,273,781	32,530	2.50%
Noninterest-bearing deposits	350,086			285,027			261,682		
Other liabilities	153,207			173,977			88,485		
Shareholders' equity	628,258			613,892			488,839		
Total liabilities and shareholders' equity	$ 7,960,573			$ 7,466,260			$ 6,112,787		
Net interest income (1)		$ 34,952			$ 33,089			$ 30,400	
Net interest spread (1)			1.66%			1.63%			1.85%
Net interest margin (1)			1.84%			1.84%			2.10%

(1) *Calculated on a fully taxable equivalent basis.*

33 INVESTOR PRESENTATION

AVERAGE BALANCE SHEET

TRISTATE CAPITAL

(Dollars in thousands)	2019 Average Balance	2019 Interest Income (1)/ Expense	2019 Average Yield/ Rate	2018 Average Balance	2018 Interest Income (1)/ Expense	2018 Average Yield/ Rate
	Years Ended December 31,					
Assets						
Interest-earning deposits	$ 313,413	$ 6,628	2.11%	$ 188,921	$ 3,598	1.90%
Federal funds sold	8,803	167	1.90%	8,315	156	1.88%
Debt securities available-for-sale	250,064	8,119	3.25%	205,652	6,195	3.01%
Debt securities held-to-maturity	193,443	6,921	3.58%	90,895	3,399	3.74%
Equity securities	6,733	115	1.71%	10,517	277	2.63%
FHLB stock	18,043	1,270	7.04%	15,136	924	6.10%
Total loans and leases	5,669,507	239,328	4.22%	4,500,117	185,349	4.12%
Total interest-earning assets	6,460,006	262,548	4.06%	5,019,553	199,898	3.98%
Other assets	281,171			221,467		
Total assets	$ 6,741,177			$ 5,241,020		
Liabilities and Shareholders' Equity						
Interest-bearing deposits:						
Interest-bearing checking accounts	$ 1,058,064	$ 21,480	2.03%	$ 612,921	$ 11,440	1.87%
Money market deposit accounts	2,943,541	69,336	2.36%	2,429,203	45,106	1.86%
Certificates of deposit	1,371,038	34,776	2.54%	1,071,556	21,947	2.05%
Borrowings:						
FHLB borrowings	394,480	8,639	2.19%	325,356	5,555	1.71%
Line of credit borrowings	1,234	68	5.51%	2,568	119	4.63%
Subordinated notes payable, net	17,335	1,091	6.29%	34,807	2,215	6.36%
Total interest-bearing liabilities	5,785,692	135,390	2.34%	4,476,411	86,382	1.93%
Noninterest-bearing deposits	267,846			244,090		
Other liabilities	128,618			75,473		
Shareholders' equity	559,021			445,046		
Total liabilities and shareholders' equity	$ 6,741,177			$ 5,241,020		
Net interest income [(1)]		$ 127,158			$ 113,516	
Net interest spread [(1)]			1.72%			2.05%
Net interest margin [(1)]			1.97%			2.26%

[(1)] *Calculated on a fully taxable equivalent basis.*

34 INVESTOR PRESENTATION

TRISTATE CAPITAL

SEGMENTS

(Dollars in thousands)	Three Months Ended March 31, 2020				Three Months Ended March 31, 2019			
	Bank	Investment Management	Parent and Other	Consolidated	Bank	Investment Management	Parent and Other	Consolidated
Income statement data:								
Interest income	$ 64,202	$ —	$ —	$ 64,202	$ 62,830	$ —	$ 72	$ 62,902
Interest expense	29,296	—	(16)	29,280	31,919	—	611	32,530
Net interest income (loss)	34,906	—	16	34,922	30,911	—	(539)	30,372
Provision (credit) for loan and lease losses	2,993	—	—	2,993	(377)	—	—	(377)
Net interest income (loss) after provision for loan and lease losses	31,913	—	16	31,929	31,288	—	(539)	30,749
Non-interest income:								
Investment management fees	—	7,765	(127)	7,638	—	9,533	(109)	9,424
Net gain on the sale and call of debt securities	57	—	—	57	28	—	—	28
Other non-interest income (loss)	5,652	(31)	—	5,621	2,877	21	719	3,617
Total non-interest income (loss)	5,709	7,734	(127)	13,316	2,905	9,554	610	13,069
Non-interest expense:								
Intangible amortization expense	—	502	—	502	—	502	—	502
Other non-interest expense	21,034	6,626	982	28,642	19,021	7,058	91	26,170
Total non-interest expense	21,034	7,128	982	29,144	19,021	7,560	91	26,672
Income (loss) before tax	16,588	606	(1,093)	16,101	15,172	1,994	(20)	17,146
Income tax expense (benefit)	3,348	28	(170)	3,206	2,024	563	(5)	2,582
Net income (loss)	$ 13,240	$ 578	$ (923)	$ 12,895	$ 13,148	$ 1,431	$ (15)	$ 14,564

35 INVESTOR PRESENTATION

TRISTATE CAPITAL

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP INCOME STATEMENT ITEMS

	For the Three Months Ended					For the Years Ended	
(Dollars in thousands)	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2019	December 31, 2018
Total revenue:							
Net interest income	$ 34,922	$ 33,066	$ 32,316	$ 31,303	$ 30,372	$ 127,057	$ 113,404
Total non-interest income	13,316	13,491	14,243	11,979	13,069	52,782	47,917
Less: net gain (loss) on the sale and call of debt securities	57	70	206	112	28	416	(70)
Total revenue	$ 48,181	$ 46,487	$ 46,353	$ 43,170	$ 43,413	$ 179,423	$ 161,391
Less: total non-interest expense	29,144	30,119	27,773	27,585	26,672	112,149	101,157
Pre-tax, pre-provision net revenue	$ 19,037	$ 16,368	$ 18,580	$ 15,585	$ 16,741	$ 67,274	$ 60,234

	For the Three Months Ended					For the Years Ended	
(Dollars in thousands)	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2019	December 31, 2018
Bank total revenue:							
Net interest income	$ 34,906	$ 33,025	$ 32,265	$ 31,794	$ 30,911	$ 127,996	$ 115,455
Total non-interest income	5,709	4,655	5,319	2,590	2,905	15,467	11,042
Less: net gain (loss) on the sale and call of debt securities	57	70	206	112	28	416	(70)
Bank total revenue	$ 40,558	$ 37,610	$ 37,378	$ 34,272	$ 33,788	$ 143,047	$ 126,567
Bank efficiency ratio:							
Total non-interest expense (numerator)	$ 21,034	$ 21,073	$ 18,949	$ 18,903	$ 19,021	$ 77,945	$ 67,190
Total revenue (denominator)	$ 40,558	$ 37,610	$ 37,378	$ 34,272	$ 33,788	$ 143,047	$ 126,567
Bank efficiency ratio	51.86%	56.03%	50.70%	55.16%	56.30%	54.49%	53.09%

For a comprehensive discussion on the use of non-GAAP data, please refer to the Company's most recent quarterly financial results news release furnished with the Securities and Exchange Commission and available at www.tscbank.com

36 INVESTOR PRESENTATION

37 RECONCILIATION OF NON - GAAP FINANCIAL MEASURES TO GAAP INCOME STATEMENT ITEMS For a comprehensive discussion on the use of non - GAAP data, please refer to the Company’s most recent quarterly financial result s news release filed with the Securities and Exchange Commission and available at www.tscbank.com INVESTOR PRESENTATION For the Three Months Ended For the Years Ended March 31, December 31, September 30, June 30, March 31, December 31, December 31, (Dollars in thousands) 2020 2019 2019 2019 2019 2019 2018 Investment Management EBITDA: Net income $ 578 $ 13 $ 316 $ 672 $ 1,431 $ 2,433 $ 3,851 Interest expense — — — — — — — Income taxes expense (benefit) 28 88 3 264 563 918 579 Depreciation expense 109 110 111 119 125 464 502 Intangible amortization expense 502 503 502 502 502 2,009 1,968 EBITDA $ 1,217 $ 714 $ 932 $ 1,557 $ 2,621 $ 5,824 $ 6,900

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP BALANCE SHEET ITEMS

	As of				
(Dollars in thousands, except per share data)	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
Tangible book value per common share:					
Common shareholders' equity	$ 498,301	$ 505,202	$ 488,443	$ 472,839	$ 458,089
Less: goodwill and intangible assets	65,352	65,854	66,357	66,859	67,361
Tangible common equity	$ 432,949	$ 439,348	$ 422,086	$ 405,980	$ 390,728
Common shares outstanding	29,762,578	29,355,986	29,296,970	29,339,152	29,351,833
Tangible book value per common share	$ 14.55	$ 14.97	$ 14.41	$ 13.84	$ 13.31

	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
Tangible common equity and tangible assets:					
Common shareholders' equity	$ 498,301	$ 505,202	$ 488,443	$ 472,839	$ 458,089
Less: goodwill and intangible assets	65,352	65,854	66,357	66,859	67,361
Tangible common equity (numerator)	$ 432,949	$ 439,348	$ 422,086	$ 405,980	$ 390,728
Total assets	$ 8,990,061	$ 7,765,810	$ 7,198,449	$ 6,846,003	$ 6,344,010
Less: goodwill and intangible assets	65,352	65,854	66,357	66,859	67,361
Tangible assets (denominator)	$ 8,924,709	$ 7,699,956	$ 7,132,092	$ 6,779,144	$ 6,276,649
Tangible common equity to tangible assets	4.9%	5.7%	5.9%	6.0%	6.2%

For a comprehensive discussion on the use of non-GAAP data, please refer to the Company's most recent quarterly financial results news release filed with the Securities and Exchange Commission and available at www.tscbank.com

38 INVESTOR PRESENTATION